UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2023

ZRCN Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-56380	83-2756695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1580 Dell Avenue, Campbell, CA. 95008.

(Address of principal executive offices and zip code)

(408) 963-4550

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $0.0001 per share

(Title of class)

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 12, 2023, the Board of Directors (the “Board”) of ZRCN Inc. (the “Company”) dismissed Kreston GTA LLP (“Kreston”), the Company’s independent registered public accounting firm, effective on September 12, 2023. Kreston’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and December 31, 2021 which included an explanatory paragraph as to the Company’s ability to continue as a going concern, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and December 31, 2021, respectively, and the subsequent interim period through September 12, 2023, there were (i) no disagreements between the Company and Kreston on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kreston, would have caused Kreston to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Kreston with a copy of the foregoing disclosures and has requested that Kreston furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above. A copy of Kreston’s letter, dated September 12. 2023 is filed as Exhibit 16.1 to this Current Report.

On September 12, 2023, the Board appointed Assurance Dimensions (“AD”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended March 31, 2024, effective September 12, 2023.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through September 12, 2023, neither the Company nor anyone on the Company’s behalf consulted AD with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by AD that AD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter from Kreston GTA LLP, dated September 12, 2023 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZRCN, Inc.

Date: September 13, 2023	By:	/s/ John Stauss
John Stauss
Chief Executive Officer

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